CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (Parenthetical) - USD ($)	Jun. 30, 2018	Dec. 31, 2017
Current assets:
Accounts receivable, allowance	$ 456,985	$ 307,562
Stockholder's equity:
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common shares, authorized (in shares)	1,000	1,000
Common shares, issued (in shares)	10	10
Common shares, outstanding (in shares)	10	10